CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of J.P. Morgan Exchange-Traded Fund Trust of our reports dated April 24, 2024, relating to the financial statements and financial highlights for the funds constituting J.P. Morgan Exchange-Traded Fund Trust listed in Appendix A (the “Funds”), which appear in the Funds’ Annual Report on Form N-CSR for the year ended February 29, 2024. We also consent to the references to us under the headings “Financial Statements”, “Independent Registered Public Accounting Firm” and “Financial Highlights” in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

New York, New York

June 20, 2024

Appendix A

JPMorgan Active Bond ETF	For the period October 11, 2023 (commencement of operations) through February 29, 2024

JPMorgan BetaBuilders 1-5 Year U.S. Aggregate Bond ETF	For the year ended February 29, 2024

JPMorgan BetaBuilders U.S. Aggregate Bond ETF	For the year ended February 29, 2024

JPMorgan BetaBuilders USD High Yield Corporate Bond ETF	For the year ended February 29, 2024

JPMorgan BetaBuilders USD Investment Grade Corporate Bond ETF	For the year ended February 29, 2024

JPMorgan BetaBuilders MSCI US REIT ETF	For the year ended February 29, 2024

JPMorgan BetaBuilders U.S. Treasury Bond 1-3 Year ETF	For the period April 19, 2023 (commencement of operations) through February 29, 2024

JPMorgan BetaBuilders U.S. Treasury Bond 3-10 Year ETF	For the period April 19, 2023 (commencement of operations) through February 29, 2024

JPMorgan BetaBuilders U.S. Treasury Bond 20+ Year ETF	For the period April 19, 2023 (commencement of operations) through February 29, 2024

JPMorgan BetaBuilders U.S. TIPS 0-5 Year ETF	For the period May 10, 2023 (commencement of operations) through February 29, 2024

JPMorgan Core Plus Bond ETF	For the year ended February 29, 2024

JPMorgan Income ETF	For the year ended February 29, 2024

JPMorgan International Bond Opportunities ETF	For the year ended February 29, 2024

JPMorgan Municipal ETF	For the year ended February 29, 2024

JPMorgan Short Duration Core Plus ETF	For the year ended February 29, 2024

JPMorgan Ultra-Short Income ETF	For the year ended February 29, 2024

JPMorgan Ultra-Short Municipal Income ETF	For the year ended February 29, 2024

JPMorgan USD Emerging Markets Sovereign Bond ETF	For the year ended February 29, 2024

JPMorgan High Yield Municipal ETF	For the year ended February 29, 2024

JPMorgan Inflation Managed Bond ETF	For the year ended February 29, 2024

JPMorgan Limited Duration Bond ETF	For the year ended February 29, 2024

JPMorgan Realty Income ETF	For the year ended February 29, 2024

JPMorgan Sustainable Municipal Income ETF	For the year ended February 29, 2024